SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                      FORM 8-K/A
                                    AMENDMENT NO. 1


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT


           Date of Report (Date of Earliest event reported): June 29, 1994


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
               (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (zip code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)

                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 7.  Financial Statements and Exhibits.

               (c)  Exhibits:

                      See Exhibit Index included herewith at E-1.














































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




                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANTA FE PACIFIC CORPORATION
                                        (Registrant)


                                   By:  /s/ Thomas N. Hund
                                        ----------------------------
                                        (Signature)
                                        Thomas N. Hund
                                        Vice President and Controller


          Date:  July 29, 1994

































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




                                    EXHIBIT INDEX
                                    _____________


          2 Agreement and Plan of Merger dated as of June 29, 1994, between Burlington Northern Inc. and Santa Fe Pacific Corporation.*

          2.1 Listing of Schedules to Agreement and Plan of Merger dated as of June 29, 1994 between Burlington Northern Inc. and Santa Fe Pacific Corporation.**

          99.1 Letter Agreement dated June 29, 1994, regarding corporate governance issues.*

          99.2 Letter Agreement dated June 29, 1994, regarding disclosure schedules.*

          99.3      Press Release dated June 30, 1994.*








          -------

          *    Previously filed.

          ** The schedules are not being filed because they do not contain information which is material to an investment decision. In accordance with Regulation S-K, Item 601(b)(2), the Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.





























                                         E-1